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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): OCTOBER 9, 1998
                                                         ---------------

                            THE MARQUEE GROUP, INC.
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             (Exact Name of Registrant as specified in its charter)



          DELAWARE                   0-21711               13-3878295
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(State or other jurisdiction    (Commission File          (IRS Employer
      of incorporation)              Number)          Identification Number


               888 SEVENTH AVENUE, 37TH FLOOR, NEW YORK, NY 10019
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              (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 977-0300
                                                           --------------

                                      N/A
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         (Former name or former address, if changed since last report)






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ITEM 5.    OTHER EVENTS

           The Marquee Group, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 23, 1998, with SFX Entertainment, Inc. ("Parent") and SFX Acquisition Corp., a wholly-owned subsidiary of Parent ("Sub"), pursuant to which Sub will merge with and into the Company (the "Merger") and the Company shall continue as the surviving corporation of the Merger. The Company signed two amendments to the Merger Agreement extending the date for the filing of the proxy to October 16, 1998.

           Additionally, the Company and Parent issued a joint press release on October 8, 1998, announcing the opening of discussions regarding a possible renegotiation of the terms of the Merger Agreement.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (C)      Exhibits.

           2.1 Amendment No. 1, dated as of September 21, 1998, to the Agreement and Plan of Merger among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc.

           2.2 Amendment No. 2, dated as of October 5, 1998, to the Agreement and Plan of Merger among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc.

           10.1     Joint Press Release dated October 8, 1998.







                                                       2
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           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE MARQUEE GROUP, INC.


                                        By: /s/ Jan E. Chason
                                           ------------------------------------
                                            Name: Jan E. Chason
                                            Title: Chief Financial Officer and
                                                   Treasurer


Date: October 9, 1998



                                      S-1

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                                 EXHIBIT INDEX



        Exhibit No.

           2.1 Amendment No. 1, dated as of September 21, 1998, to the Agreement and Plan of Merger among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc.

           2.2 Amendment No. 2, dated as of October 6, 1998, to the Agreement and Plan of Merger among SFX Entertainment, Inc., SFX Acquisition Corp. and The Marquee Group, Inc.

           10.1       Joint Press Release dated October 8, 1998.